UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2010

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

March 31, 2010

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2

TCM Small Cap Growth Fund
Fund Information	9
Performance	10
Schedule of Investments	11

TCM Small-Mid Cap Growth Fund
Fund Information	14
Performance	15
Schedule of Investments	16

Fund Expense Examples	19

Financial Statements
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	27

Additional Information	34

Privacy Policy	35

TCM GROWTH FUNDS

May 20, 2010

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) or the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the semi-annual report to shareholders of the Funds, covering the six months ended March 31, 2010, which is the first half of each Fund’s fiscal year.

The fourth quarter of 2009 continued the streak of positive equity returns, although not at the lofty levels seen in the prior two quarters.  The quarter ended a year that was full of drama, starting with a harrowing plunge in the market only to be followed by a fierce rally that led to all major equity indices posting positive results for the year.  The market continued its march upward during the first quarter of 2010, albeit with some volatility that included a significant selloff starting in mid-January which lasted until early February.  The small and mid cap indices were again impacted somewhat by the performance of low quality, no earnings type stocks.  We continue to believe that long term outperformance is driven by a steady focus on companies with solid balance sheets and earnings power but on a short term basis the market can be agnostic to those considerations.  Performance and attribution information for each Fund is discussed separately below, followed by a review of the overall market.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is overlap in the portfolios.

Small Cap Fund

Performance Overview. The performance of the Small Cap Fund for the following periods was:

			6 Months
	4Q09	1Q10	ended 3/31/10
Small Cap Fund	4.61%	5.93%	10.82%
Russell 2000® Growth	4.14%	7.61%	12.07%
Lipper Small Cap Growth Average	4.89%	7.32%	12.59%

Attribution.  The relative underperformance by the Small Cap Fund for the six month period was attributable to the effect of the Fund’s sector weights and cash position in the first quarter as discussed below.  Stock selection contributed positively to relative performance for the period, with positive selection in Energy, Telecomm Services, Consumer Discretionary and being offset by stock selection in Consumer Staples.  The top and bottom five contributing stocks to absolute performance for the six month period were:

TCM GROWTH FUNDS

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Sotheby’s (high end auction services)	1.27	0.82
Airgas (industrial, medical, and specialty gases)	1.59	0.60
HMS Holdings (cost management
for healthcare firms)	1.78	0.54
Alpha Natural Resource
(metallurgical coal supplier)	1.40	0.53
Zumiez (specialty retailer)	0.48	0.49

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Foster Wheeler (energy engineering
and construction)	1.49	-0.31
Illumina (genetic analysis instruments)	1.05	-0.30
Digital River (e-commerce solutions)	0.22	-0.27
Euronet Worldwide (electronic payments provider)	0.67	-0.19
CommScope (communication networks)	0.38	-0.14

The top performer in the Small Cap Fund for the period was Sotheby’s, which provides auction services for fine art and other collectibles, and was added to the portfolio in late 2009.  Although the global economic recession had a dramatic impact on the international art market in 2008 and part of 2009, the company announced positive fourth quarter earnings driven by better transaction volume at auctions and successful cost savings initiatives.  The operating leverage for the company’s business model has improved significantly as incremental expenses related to additional sales are low.   Another contributor to the portfolio was Airgas, a provider of specialty gases for industrial and medical uses.  In early February, the company received an unsolicited tender offer from Air Products and Chemicals for its outstanding shares at a 38% premium.  The board of directors of Airgas has rejected the offer, which has been extended by Air Products until May.  Given that the price of the stock is at a premium to the current offer, and the uncertainty of the potential transaction, we have sold our position.

Our biggest detractor to performance was Foster Wheeler, a global engineering and construction firm that focuses on the energy and power industries.  On their first quarter conference call they reduced margin guidance, citing competitive pricing pressures and slower than expected new project orders from customers due to macroeconomic and credit uncertainty, which caused the stock to pullback from $35 to $25.  With the continued increase in oil prices, the better global economy, and the improved access to credit, we are seeing evidence that project timelines are now being pulled back in and orders are accelerating through the rest of 2010.  In

TCM GROWTH FUNDS

addition, the Korean competitors, who have been very aggressive on pricing and thus have won most of the recent orders, are near or at full capacity, which should improve the win rate and contract terms for Foster Wheeler.  We have therefore added to our position, anticipating the stock to recover as these fundamentals unfold.   Another stock that hurt the portfolio was Illumina, which manufactures systems for the analysis of genetic variation and has become a product leader in serving the sequencing, genotyping and gene expression markets.  Demand had been relatively strong in the earlier part of 2009 for the company’s leading edge products, allowing revenue and earnings growth to hold up well in the current economic environment.  However, in October the company announced disappointing third quarter revenue and earnings results and lowered fourth quarter expectations due to customers delaying purchase decisions pending clarity on the amount and timing of stimulus funds from the U.S. government.  In addition, the company had to recall some reagent products due to a reliability problem caused by a supplier, which reduced sales for both the third and fourth quarters. We continued to hold the stock pending greater visibility on fundamentals and its performance in the first quarter of 2010 has been strong.

The effect of our sector weights and cash position accounted for all of our relative underperformance for the six month period covered by this report, as sectors that we were underweight (Consumer Discretionary and Staples) outperformed and sectors that we were overweight (Technology, Industrials and Energy) underperformed the benchmark return.  This was mostly due to the market correction in the second half of January, partly caused by China’s monetary tightening, which put a “scare” into stocks with significant exposure to global growth.  These stocks significantly pulled back compared to the overall market during this correction, and although they have recovered, have yet to make up all the lost ground.  Our overweight to Materials and underweight to Healthcare helped the Fund for the six month period.  The biggest detractor was the effect of the cash position in a strong performance period.

SMID Cap Fund

Performance Overview. The performance of the SMID Cap Fund for the following periods was:

			6 Months
	4Q09	1Q10	ended 3/31/10
SMID Cap Fund	4.58%	5.84%	10.68%
Russell 2500TM Growth	5.57%	8.81%	14.87%

Attribution. For the six month period, stock selection was overall negative, as positive selection in Energy, Telecomm Services and Financials was more than offset by our selection in Technology, Healthcare, Consumer Discretionary, Industrials and

TCM GROWTH FUNDS

Materials.  The top and bottom five contributing stocks to absolute performance for the quarter were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Sotheby’s (high end auction services)	1.24	0.80
Cree (light emitting diodes (LEDs))	0.90	0.66
Alpha Natural Resource (metallurgical coal)	1.52	0.59
Airgas (industrial, medical, and specialty gases)	1.49	0.58
F5 Networks (IT infrastructure)	1.10	0.55

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
GameStop (video game products)	0.76	-0.38
Foster Wheeler (energy engineering
and construction)	1.45	-0.30
Illumina (genetic analysis instruments)	1.14	-0.29
Digital River (e-commerce solutions)	0.22	-0.28
Tellabs (telecommunication products)	0.34	-0.19

Two of the top five contributors, Sotheby’s and Airgas, were also held by the Small Cap Fund and are discussed above.  Another top contributor for the quarter was Cree, which is a leading provider of light emitting diodes (LEDs) for general lighting purposes and chips for televisions and laptops.  The demand for LEDs has increased due to commercial, industrial and residential focus on “green” and energy efficient technologies.  The company beat earnings expectations in the fourth quarter and continues to benefit from a significant worldwide trend to convert traditional lighting to LEDs as well as the rapid growth in LED backlighting for LCD televisions and laptop computers.  While we continue to follow the company, given the significant performance of the stock, we have recently sold the position based on its high valuation.

Two of our biggest detractors to performance in the SMID Fund were also Foster Wheeler and Illumina, which are discussed above under “Small Cap Fund Attribution.”  Another stock that hurt performance for the period was GameStop, which is a leading retailer of video games and entertainment software.  We have successfully owned this stock in the past and reinvested in mid-2009 believing that the company’s fundamentals and current valuation were attractive.  We sold our position at the start of the new year following the announcement by the company that it was lowering its revenue and earnings expectations for 2009.  In hindsight, we underestimated the strength of the competitive pressures that the retailer would experience from large discount department stores and online retailers.

TCM GROWTH FUNDS

The effect of our sector weights and cash position on relative performance accounted for one third of our relative underperformance for the quarter, as sectors that we were underweight (Consumer Discretionary and Healthcare) outperformed and sectors that we were overweight (Technology and Industrials) underperformed the benchmark return.

Market Review and Outlook. After two extremely strong quarters, bordering on meteoric, the stock market corrected in October as investors took profits and mutual funds restructured portfolios due to tax considerations before the end of October.  This correction was anticipated but was shallower than we expected given the significant run up from the March 2009 low.  As evidence continued to pour in that the recoveries in many of the emerging markets (China, India, Indonesia) were real and sustainable, the market again began its march upward with the Russell 2000® Growth Index up 3.09% and 8.56% for November and December, respectively, after posting a return of -6.95% for October.  Unlike the prior quarters, performance this quarter was not driven by micro cap and lower quality stocks as investors returned to a focus on earnings growth and better balance sheets.  The top performing economic sectors for the period were Telecomm Services, Energy, Technology and Materials.  Companies continued to deliver positive earnings revisions in the fourth quarter but the quality of those results was mixed as extremely strong expense management in 2009 continued to drive most of the upside, rather than a strong rebound in revenues.

The first quarter of 2010 saw an extension of the rally that began in March 2009 but not without some significant volatility.  After starting the year on a positive note, the stock market suddenly reversed course in the second half of January in the face of numerous negative signals – policy action by China to cool its overheated real estate market; concerns over Greece’s ability to meet its debt obligations and the contagion effect on other European countries; doubts about Bernanke’s reconfirmation; a dysfunctional Congress; and the uncertainty over healthcare reform.  But continuing signs of strengthening economic growth caused the market to rebound strongly through February and March.  While the Russell 2000® Index ended up 8.6% for the quarter, it took a 16% rise from the February 8 low to get to that mark.  In this environment, small cap stocks led the charge and value outperformed growth, reversing the trends in the fourth quarter of 2009.  With a stronger dollar, commodity prices paused in the first quarter and gave back some of their recent gains, although oil has continued to march upward.  The Federal Reserve remains accommodative with respect to interest rates, maintaining a target range of 0% to 0.25% for the fed funds rate, citing current economic conditions, low rates of capacity utilization, and subdued inflation trends.  They also reiterated that these conditions warranted exceptionally low rates for an “extended period.”

TCM GROWTH FUNDS

This environment has the “temporary” elements of a goldilocks type recovery – not too hot for the Fed to slam on the brakes, and not too cold for investors to fear a double dip.  Consumer sentiment has improved with the spring weather, resulting in stronger spending and better performance than we expected for consumer discretionary stocks, as years of underperformance left many underweight the group and now racing to join the “momentum” in the stocks.  To some extent, many retailers are now experiencing a sweet spot with (i) some pent up consumer demand being released this spring against very easy year-over-year comparisons from the worst of the recession, (ii) lean inventories producing less discounting and better margins, and (iii) benefits from cost cutting in 2008-2009.  We still think that superior earnings growth will be difficult for most consumer stocks to produce, as inventories are rebuilt and companies are forced to add back some of the cost cuts they made in prior periods.  In addition, the consumer appears both unable and unwilling to take on increasing levels of debt to fuel consumption, and thus is spending only in line with income growth.  Although getting better, consumer spending will likely be restrained by a stubbornly high unemployment rate, rising taxes, oil prices, and interest rates, and a still troubled housing market.  We believe there are higher sustainable growth rates available in other sectors, and while we have reduced our underweight to consumer discretionary reflecting the improved results, we remain cautious about the overall sector.

Investor sentiment has greatly improved, and given the strong run in the market that we have had over the last several quarters, the stock market may be looking for an excuse to correct in the near term.  We are seeing signing of that volatility as we write this letter in the first week of May, sparked by the debt crisis in Greece and the European Union.  Economic growth, both in the U.S. and abroad, continues to gain traction, but leading economic indicators could be close to peaking, and we still have concerns over when and how stimulus will be withdrawn, which has yet to occur in most economies (although Australia has recently raised interest rates for the fifth straight time in six months).  We think that the Fed will err on the side of being late in raising short term interest rates, which will allow continued economic growth, but also inflationary pressures to take root.  If inflation does take hold in the U.S. and in other recovering economies, a focus on stocks in the Energy, Materials, Industrial, and Technology sectors should be a positive.  Although these sectors, which are more correlated than others to growth in emerging markets, did not do as well in the first quarter due to the late January correction caused by China’s credit tightening, the outlook for growth appears brightest for companies exposed to world economies.  Emerging markets have recovered both more quickly and to a greater magnitude than the U.S., led by China and other Asian countries, as well as India and Brazil.  However, these emerging markets can be volatile and subject to macroeconomic and sentiment swings, as we saw in January.  We think that

TCM GROWTH FUNDS

exposure to both domestic recovery and superior emerging market growth should benefit the long term performance of our portfolios.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.  The Russell 2000® Growth Index and the Russell 2500TM Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500TM Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.

Performance for the SMID Cap Fund reflects fee waivers.  In the absence of such waivers, total return would be reduced.  A basis point equals 0.01%.

Quasar Distributors, LLC, Distributor (05/10)

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2010 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$519 million
Total Operating Expenses	0.92%

Top Ten Holdings (% of net assets)
Affiliated Managers Group, Inc.	2.03%	ANSYS, Inc.	1.66%
NICE Systems Ltd. - ADR	1.91%	Health Management
Sotheby’s	1.87%	Associates, Inc. - Class A	1.64%
HMS Holdings Corp.	1.83%	SBA Communications
Core Laboratories NV	1.77%	Corp. - Class A	1.55%
URS Corp.	1.73%	MICROS Systems, Inc.	1.49%

Sector Allocation (% of net assets)

*  Cash equivalents and liabilities in excess of other assets.

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX

Average Annual Returns for the periods through March 31, 2010

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	42.05%	(5.07)%	5.24%	6.75%
Russell 2000® Growth Index	60.32%	(2.42)%	3.82%	4.79%
Lipper Small Cap Growth Average	59.33%	(3.63)%	2.78%	4.32%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited)

Shares		Value
COMMON STOCKS - 98.2%

Aerospace & Defense - 0.5%
149,298	LMI Aerospace, Inc.*	$2,773,957

Auto Components - 1.0%
254,175	LKQ Corp.*	5,159,753

Automobiles - 0.6%
106,487	Thor Industries, Inc.	3,216,972

Beverages - 0.7%
104,202	Central European
	Distribution Corp.*	3,648,112

Biotechnology - 0.9%
267,281	Cepheid*	4,672,072

Capital Markets - 4.4%
133,378	Affiliated Managers
	Group, Inc.*	10,536,862
188,817	Artio Global
	Investors, Inc.	4,671,333
217,377	Duff & Phelps
	Corp. - Class A	3,638,891
47,757	Greenhill & Co., Inc.	3,920,372
		22,767,458
Chemicals - 3.3%
59,124	Airgas, Inc.	3,761,469
175,489	Intrepid Potash, Inc.*	5,322,581
181,011	Nalco Holding Co.	4,403,998
103,648	OM Group, Inc.*	3,511,594
		16,999,642
Commercial Banks - 0.5%
154,811	First Interstate
	BancSystem, Inc.*	2,515,679

Commercial Services & Supplies - 2.2%
183,200	Healthcare Services
	Group, Inc.	4,101,848
20,356	Rollins, Inc.	441,318
77,756	Tetra Tech, Inc.*	1,791,498
156,326	Waste
	Connections, Inc.*	5,308,831
		11,643,495
Communications Equipment - 4.8%
209,175	ADTRAN, Inc.	5,511,761
394,026	Aruba Networks, Inc.*	5,382,395
312,842	NICE Systems
	Ltd. - ADR*	9,932,734
213,498	Tekelec*	3,877,124
		24,704,014
Computers & Peripherals - 1.2%
317,828	QLogic Corp.*	6,451,908

Construction & Engineering - 4.4%
221,774	Foster Wheeler AG*	6,018,946
152,244	McDermott
	International, Inc.*	4,098,409
213,886	Orion Marine
	Group, Inc.*	3,860,642
180,700	URS Corp.*	8,964,527
		22,942,524
Diversified Consumer Services - 2.7%
123,700	Coinstar, Inc.*	4,020,250
312,602	Sotheby’s	9,718,796
		13,739,046
Electrical Equipment - 3.3%
136,377	American
	Superconductor Corp.*	3,941,295
226,339	Harbin Electric, Inc.*	4,886,659
116,725	II-VI, Inc.*	3,949,974
135,147	Woodward Governor Co.	4,322,001
		17,099,929
Electronic Equipment & Instruments - 0.9%
160,948	Rogers Corp.*	4,669,101

Energy Equipment & Services - 3.5%
70,132	Core Laboratories NV	9,173,265
279,826	Helix Energy
	Solutions Group, Inc.*	3,646,133
293,786	TETRA
	Technologies, Inc.*	3,590,065
126,395	Willbros Group, Inc.*	1,518,004
		17,927,467
Food & Staples Retailing - 0.3%
38,643	The Andersons, Inc.	1,293,768

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited) (Continued)

Shares		Value
Food Products - 0.7%
266,501	Zhongpin, Inc.*	$3,384,563

Health Care Equipment & Supplies - 3.8%
90,255	IDEXX Laboratories, Inc.*	5,194,175
117,194	Illumina, Inc.*	4,558,847
305,901	Natus Medical, Inc.*	4,866,885
136,313	Sirona Dental
	Systems, Inc.*	5,183,983
		19,803,890
Health Care Providers & Services - 7.3%
124,656	Air Methods Corp.*	4,238,304
991,004	Health Management
	Associates, Inc. -
	Class A*	8,522,634
194,221	HealthSouth Corp.*	3,631,933
186,763	HMS Holdings Corp.*	9,523,045
108,997	LHC Group, Inc.*	3,654,670
69,338	MEDNAX, Inc.*	4,034,778
141,604	Patterson
	Companies, Inc.*	4,396,804
		38,002,168
Health Care Technology - 0.9%
226,804	MedAssets, Inc.*	4,762,884

Hotels, Restaurants & Leisure - 3.5%
86,163	Bally Technologies, Inc.*	3,493,048
85,984	Buffalo Wild Wings, Inc.*	4,136,690
467,131	Orient-Express
	Hotels Ltd. - Class A*	6,623,917
160,556	Red Robin Gourmet
	Burgers, Inc.*	3,923,989
		18,177,644
Household Durables - 0.8%
139,901	Tempur-Pedic
	International, Inc.*	4,219,414

Insurance - NM
4,510	Primerica, Inc.*	67,650

Internet Software & Services - 4.2%
228,235	Constant Contact, Inc.*	5,299,617
380,119	CyberSource Corp.*	6,705,299
38,232	Equinix, Inc.*	3,721,503
149,875	GSI Commerce, Inc.*	4,147,041
50,138	Sina Corp.*	1,889,701
		21,763,161
IT Services - 2.1%
146,833	Euronet Worldwide, Inc.*	2,706,132
81,311	Global Payments, Inc.	3,703,716
227,171	VeriFone Holdings, Inc.*	4,591,126
		11,000,974
Life Sciences Tools & Services - 1.0%
204,052	ICON PLC - ADR*	5,386,973

Machinery - 1.5%
198,402	Chart Industries, Inc.*	3,968,040
89,646	Westinghouse Air Brake
	Technologies Corp.	3,775,890
		7,743,930
Marine - 0.7%
176,166	Genco Shipping
	& Trading Ltd.*	3,718,864

Media - 1.1%
31,617	IMAX Corp.*	568,790
128,040	SuperMedia, Inc.*	5,236,836
		5,805,626
Metals & Mining - 5.3%
125,660	Alpha Natural
	Resources, Inc.*	6,269,177
126,018	Haynes
	International, Inc.	4,477,419
353,567	Horsehead
	Holding Corp.*	4,186,233
250,948	Sims Metal
	Management Ltd. - ADR	4,928,619
213,691	Steel Dynamics, Inc.	3,733,182
301,620	Thompson Creek
	Metals Company, Inc.*	4,080,919
		27,675,549
Oil/Gas Equipment & Services - 0.6%
269,450	Tesco Corp.*	3,144,482

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited) (Continued)

Shares		Value
Professional Services - 1.7%
178,843	Heidrick & Struggles
	International, Inc.	$5,012,969
223,261	Korn/Ferry
	International*	3,940,557
		8,953,526
Road & Rail - 1.7%
140,290	Genesee &
	Wyoming, Inc.*	4,786,695
190,581	Knight
	Transportation, Inc.	4,019,353
		8,806,048
Semiconductors & Semiconductor Equipment - 11.3%
237,187	Advanced Energy
	Industries, Inc.*	3,927,817
198,011	Diodes, Inc.*	4,435,446
119,510	Hittite Microwave Corp.*	5,254,855
310,733	International
	Rectifier Corp.*	7,115,786
331,444	Intersil Corp.	4,892,113
103,979	Lam Research Corp.*	3,880,496
202,575	Mellanox
	Technologies Ltd.*	4,774,693
314,385	Microsemi Corp.*	5,451,436
59,529	Monolithic Power
	Systems, Inc.*	1,327,497
329,329	OmniVision
	Technologies, Inc.*	5,657,872
243,639	Ultratech, Inc.*	3,313,490
184,566	Varian Semiconductor
	Equipment Associates,
	Inc.*	6,112,826
211,781	Verigy Ltd.*	2,367,712
		58,512,039
Software - 8.1%
199,528	ANSYS, Inc.*	8,607,638
121,808	ArcSight, Inc.*	3,428,895
92,904	Concur
	Technologies, Inc.*	3,809,993
235,770	MICROS Systems, Inc.*	7,752,118
302,114	SolarWinds, Inc.*	6,543,789
299,792	SuccessFactors, Inc.*	5,708,040
160,675	Taleo Corp.*	4,163,089
84,027	Verint Systems, Inc.*	2,058,661
		42,072,223
Specialty Retail - 3.0%
267,268	Dick’s Sporting
	Goods, Inc.*	6,978,367
248,318	OfficeMax, Inc.*	4,077,382
219,655	Zumiez, Inc.*	4,500,731
		15,556,480
Textiles, Apparel & Luxury Goods - 1.3%
144,081	Warnaco Group, Inc.*	6,874,105

Trading Companies & Distributors - 0.8%
73,944	Watsco, Inc.	4,205,935

Wireless Telecommunication Services - 1.6%
223,909	SBA Communications
	Corp. - Class A*	8,076,398

TOTAL COMMON STOCKS
(Cost $397,676,001)		509,939,423

SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%
12,556,508	SEI Daily Income Trust
	Government Fund -
	Class B, 0.050%(1)	12,556,508

TOTAL SHORT-TERM INVESTMENT
(Cost $12,556,508)		12,556,508

TOTAL INVESTMENTS
IN SECURITIES - 100.6%
(Cost $410,232,509)		522,495,931
Liabilities in Excess
of Other Assets - (0.6)%		(3,091,716)
TOTAL NET ASSETS - 100.0%		$519,404,215

ADR	American Depository Receipt
*	Non-income producing security.
NM	Less than 0.05%.
(1)	7-day yield.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at March 31, 2010 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$159 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
Amphenol Corp. - Class A	2.41%	NICE Systems Ltd. - ADR	1.80%
Affiliated Managers Group, Inc.	2.04%	Core Laboratories NV	1.76%
SBA Communications		URS Corp.	1.67%
Corp. - Class A	1.90%	IDEX Corp.	1.55%
ANSYS, Inc.	1.85%	Woodward Governor Co.	1.49%
Sotheby’s	1.83%

Sector Allocation (% of net assets)

*  Cash equivalents and liabilities in excess of other assets.

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2500TM GROWTH INDEX

Average Annual Returns for the periods through March 31, 2010

		Since Inception
	One Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	45.75%	(7.74)%
Russell 2500TM Growth Index	63.92%	(4.20)%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2007 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited)

Shares		Value
COMMON STOCKS - 98.5%

Auto Components - 1.0%
78,009	LKQ Corp.*	$1,583,583

Automobiles - 0.6%
29,071	Thor Industries, Inc.	878,235

Beverages - 0.7%
33,353	Central European
	Distribution Corp.*	1,167,689

Capital Markets - 3.6%
40,991	Affiliated Managers
	Group, Inc.*	3,238,289
14,628	Greenhill & Co., Inc.	1,200,812
36,594	Waddell & Reed
	Financial, Inc.	1,318,848
		5,757,949
Chemicals - 3.7%
18,129	Airgas, Inc.	1,153,367
53,779	Intrepid Potash, Inc.*	1,631,117
53,108	Nalco Holding Co.	1,292,118
82,151	RPM International, Inc.	1,753,102
		5,829,704
Commercial Services & Supplies - 1.0%
46,695	Waste
	Connections, Inc.*	1,585,762

Communications Equipment - 6.0%
63,744	ADTRAN, Inc.	1,679,654
120,206	Aruba Networks, Inc.*	1,642,014
68,383	Comverse
	Technology, Inc.*	567,579
26,971	F5 Networks, Inc.*	1,658,986
89,921	NICE Systems
	Ltd. - ADR*	2,854,992
65,949	Tekelec*	1,197,634
		9,600,859
Computers & Peripherals - 1.2%
93,383	QLogic Corp.*	1,895,675

Construction & Engineering - 3.6%
67,937	Foster Wheeler AG*	1,843,810
47,031	McDermott
	International, Inc.*	1,266,075
53,625	URS Corp.*	2,660,336
		5,770,221
Diversified Consumer Services - 1.8%
93,521	Sotheby’s	2,907,568

Diversified Financial Services - 2.4%
14,559	IntercontinentalExchange,
	Inc.*	1,633,229
61,885	MSCI, Inc.*	2,234,048
		3,867,277
Electrical Equipment - 3.1%
28,500	Roper Industries, Inc.	1,648,440
52,105	Sensata Technologies
	Holding BV - Class A*	935,806
73,896	Woodward Governor Co.	2,363,194
		4,947,440
Electronic Equipment & Instruments - 2.4%
90,974	Amphenol
	Corp. - Class A	3,838,193

Energy Equipment & Services - 3.2%
21,358	Core Laboratories NV	2,793,626
85,802	Helix Energy Solutions
	Group, Inc.*	1,118,000
94,136	TETRA
	Technologies, Inc.*	1,150,342
		5,061,968
Food Products - 1.1%
25,980	Ralcorp Holdings, Inc.*	1,760,924

Health Care Equipment & Supplies - 2.9%
17,077	IDEXX Laboratories, Inc.*	982,782
46,007	Illumina, Inc.*	1,789,672
49,135	Inverness Medical
	Innovations, Inc.*	1,913,808
		4,686,262
Health Care Providers & Services - 4.4%
100,718	Brookdale Senior
	Living, Inc.*	2,097,956
61,668	HealthSouth Corp.*	1,153,191
19,570	Henry Schein, Inc.*	1,152,673

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited) (Continued)

Shares		Value
Health Care Providers & Services - 4.4% (Continued)
21,854	MEDNAX, Inc.*	$1,271,684
40,792	Patterson
	Companies, Inc.*	1,266,592
		6,942,096
Health Care Technology - 0.8%
65,472	Allscripts-Misys
	Healthcare
	Solutions, Inc.*	1,280,632

Hotels, Restaurants & Leisure - 2.3%
25,789	Bally Technologies, Inc.*	1,045,486
26,266	Buffalo Wild Wings, Inc.*	1,263,657
32,742	Ctrip.com International
	Ltd. - ADR*	1,283,487
		3,592,630
Household Durables - 1.4%
21,285	Harman International
	Industries, Inc.*	995,712
42,438	Tempur-Pedic
	International, Inc.*	1,279,930
		2,275,642
Insurance - NM
1,380	Primerica, Inc.*	20,700

Internet Software & Services - 2.7%
123,079	CyberSource Corp.*	2,171,114
15,645	Equinix, Inc.*	1,522,884
15,270	Sina Corp.*	575,526
		4,269,524
IT Services - 3.2%
28,843	Alliance Data
	Systems Corp.*	1,845,664
43,579	Euronet Worldwide, Inc.*	803,161
24,821	Global Payments, Inc.	1,130,596
61,668	VeriFone Holdings, Inc.*	1,246,310
		5,025,731
Life Sciences Tools & Services - 3.1%
62,634	ICON PLC - ADR*	1,653,538
36,175	Life Technologies Corp.*	1,890,867
22,020	Techne Corp.	1,402,454
		4,946,859
Machinery - 6.1%
63,713	Actuant Corp.	1,245,589
45,975	AGCO Corp.*	1,649,123
11,584	Bucyrus
	International, Inc.	764,428
74,477	IDEX Corp.	2,465,189
27,900	Joy Global, Inc.	1,579,140
13,431	SPX Corp.	890,744
27,195	Westinghouse Air Brake
	Technologies Corp.	1,145,454
		9,739,667
Metals & Mining - 4.2%
47,172	AK Steel Holding Corp.	1,078,352
38,532	Alpha Natural
	Resources, Inc.*	1,922,361
74,837	Sims Metal Management
	Ltd. - ADR	1,469,799
63,739	Steel Dynamics, Inc.	1,113,520
80,767	Thompson Creek
	Metals Company, Inc.*	1,092,778
		6,676,810
Oil, Gas & Consumable Fuels - 1.1%
21,941	Whiting
	Petroleum Corp.*	1,773,711

Pharmaceuticals - 1.1%
76,003	Mylan, Inc.*	1,726,028

Professional Services - 2.1%
28,499	Manpower, Inc.	1,627,863
55,238	Robert Half
	International, Inc.	1,680,892
		3,308,755
Road & Rail - 1.7%
43,565	Genesee &
	Wyoming, Inc.*	1,486,438
59,479	Knight
	Transportation, Inc.	1,254,412
		2,740,850
Semiconductors & Semiconductor
Equipment - 7.3%
6,880	Cree, Inc.*	483,114
36,458	Hittite Microwave Corp.*	1,603,058

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2010 (Unaudited) (Continued)

Shares		Value
Semiconductors & Semiconductor
Equipment - 7.3% (Continued)
72,053	International
	Rectifier Corp.*	$1,650,014
99,880	Intersil Corp.	1,474,229
29,950	Lam Research Corp.*	1,117,734
74,550	Microsemi Corp.*	1,292,697
78,655	National
	Semiconductor Corp.	1,136,565
129,218	PMC-Sierra, Inc.*	1,152,624
53,698	Varian Semiconductor
	Equipment Associates,
	Inc.*	1,778,478
		11,688,513
Software - 8.1%
68,094	ANSYS, Inc.*	2,937,575
38,437	ArcSight, Inc.*	1,082,002
27,569	Concur
	Technologies, Inc.*	1,130,605
44,331	McAfee, Inc.*	1,779,003
70,592	MICROS Systems, Inc.*	2,321,065
76,046	SolarWinds, Inc.*	1,647,156
86,533	SuccessFactors, Inc.*	1,647,588
12,276	Verint Systems, Inc.*	300,762
		12,845,756
Specialty Retail - 3.3%
82,256	Dick’s Sporting
	Goods, Inc.*	2,147,704
37,271	Guess?, Inc.	1,750,992
79,112	OfficeMax, Inc.*	1,299,019
		5,197,715
Textiles, Apparel & Luxury Goods - 1.4%
45,461	Warnaco Group, Inc.*	2,168,944

Trading Companies & Distributors - 3.0%
44,961	Fastenal Co.	2,157,678
24,985	MSC Industrial
	Direct, Inc.	1,267,239
23,595	Watsco, Inc.	1,342,084
		4,767,001
Wireless Telecommunication Services - 2.9%
13,977	Millicom International
	Cellular SA	1,246,050
6,941	NII Holdings, Inc.*	289,301
83,833	SBA Communications
	Corp. - Class A*	3,023,856
		4,559,207
TOTAL COMMON STOCKS
(Cost $130,594,970)		156,686,080

SHORT-TERM INVESTMENT - 4.3%

Money Market Fund - 4.3%
6,849,005	SEI Daily Income Trust
	Government Fund -
	Class B, 0.050%(1)	6,849,005

TOTAL SHORT-TERM INVESTMENT
(Cost $6,849,005)		6,849,005

TOTAL INVESTMENTS
IN SECURITIES - 102.8%
(Cost $137,443,975)		163,535,085
Liabilities in Excess
of Other Assets - (2.8)%		(4,516,344)
TOTAL NET ASSETS - 100.0%		$159,018,741

ADR	American Depository Receipt
*	Non-income producing security.
NM	Less than 0.05%.
(1)	7-day yield.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2010 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/09 - 3/31/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2010 (Unaudited) (Continued)

to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/09	3/31/10	10/1/09 – 3/31/10*
Actual	$1,000	$1,108	$4.84
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/09	3/31/10	10/1/09 – 3/31/10**
Actual	$1,000	$1,107	$4.99
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.78

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2010 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value
(cost $410,232,509 and $137,443,975
respectively) (Note 2)	$522,495,931	$163,535,085
Receivables:
Investment securities sold	3,752,429	2,017,522
Fund shares sold	1,358,875	1,165,299
Dividends and interest	86,273	44,804
Prepaid expenses	15,918	13,549
Total assets	527,709,426	166,776,259

LIABILITIES
Payables:
Investment securities purchased	7,196,314	2,927,648
Fund shares redeemed	699,466	4,691,082
Investment advisory fees, net	345,413	110,029
Administration fees	20,055	—
Fund accounting fees	11,142	1,163
Transfer agent fees	2,364	1,789
Custody fees	1,960	9,897
Chief Compliance Officer Fees	572	596
Other accrued expenses	27,925	15,314
Total liabilities	8,305,211	7,757,518
NET ASSETS	$519,404,215	$159,018,741
Net asset value, offering and redemption price per share
($519,404,215/20,778,497 and $159,018,741/9,966,093
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$25.00	$15.96

COMPONENTS OF NET ASSETS
Paid-in capital	$551,672,269	$146,109,068
Accumulated net investment loss	(1,430,339)	(265,040)
Accumulated net realized loss on investments	(143,101,137)	(12,916,397)
Net unrealized appreciation on investments	112,263,422	26,091,110
Net assets	$519,404,215	$159,018,741

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2010 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $7,448 and $3,719, respectively)	$753,344	$243,154
Interest	2,982	637
Total investment income	756,326	243,791

EXPENSES (Note 3)
Investment advisory fees	1,904,176	428,490
Administration fees	126,958	22,315
Fund accounting fees	44,460	9,904
Custody fees	31,884	19,156
Registration fees	16,226	17,534
Trustee fees	13,668	2,486
Transfer agent fees	12,590	9,031
Audit fees	11,794	9,236
Reports to shareholders	10,455	5,853
Chief Compliance Officer Fees	4,529	4,596
Miscellaneous expenses	4,402	3,354
Legal fees	3,914	3,350
Insurance expense	1,609	808
Total expenses	2,186,665	536,113
Less: fees waived	—	(27,282)
Net expenses	2,186,665	508,831
Net investment loss	(1,430,339)	(265,040)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	27,644,560	4,677,135
Change in net unrealized
appreciation on investments	24,012,535	11,619,567
Net realized and unrealized gain on investments	51,657,095	16,296,702
Net increase in net assets
resulting from operations	$50,226,756	$16,031,662

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,430,339)	$(2,158,704)
Net realized gain (loss) on investments	27,644,560	(127,128,143)
Change in net unrealized
appreciation on investments	24,012,535	76,089,889
Net increase (decrease) in net assets
resulting from operations	50,226,756	(53,196,958)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	453,385	36,254,178
Total increase (decrease) in net assets	50,680,141	(16,942,780)

NET ASSETS
Beginning of period/year	468,724,074	485,666,854
End of period/year	$519,404,215	$468,724,074
Accumulated net investment loss	$(1,430,339)	$—

(a)Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2010		Year Ended
	(Unaudited)		September 30, 2009
	Shares	Value	Shares	Value
Shares sold	1,828,221	$42,611,284	5,716,030	$111,165,526
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed (b)	(1,823,404)	(42,157,899)	(3,926,554)	(74,911,348)
Net increase	4,817	$453,385	1,789,476	$36,254,178

(b)Net of redemption fees of $76 and $8,881, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(265,040)	$(248,198)
Net realized gain (loss) on investments	4,677,135	(14,763,653)
Change in net unrealized
appreciation on investments	11,619,567	19,284,174
Net increase in net assets
resulting from operations	16,031,662	4,272,323

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	60,626,514	35,278,187
Total increase in net assets	76,658,176	39,550,510

NET ASSETS
Beginning of period/year	82,360,565	42,810,055
End of period/year	$159,018,741	$82,360,565
Accumulated net investment loss	$(265,040)	$—

(a)Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2010		Year Ended
	(Unaudited)		September 30, 2009
	Shares	Value	Shares	Value
Shares sold	4,821,640	$69,425,065	3,420,854	$40,118,211
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed (b)	(566,131)	(8,798,551)	(431,161)	(4,840,024)
Net increase	4,255,509	$60,626,514	2,989,693	$35,278,187

(b)Net of redemption fees of $209 and $15, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2010		Year Ended September 30,
	(Unaudited)		2009	2008	2007	2006	2005*
Net asset value,
beginning of period/year	$22.56		$25.58	$36.34	$29.74	$26.09	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07)		(0.10)	(0.19)	(0.15)	(0.13)	(0.11)
Net realized and unrealized
gain (loss) on investments	2.51		(2.92)	(7.18)	7.73	4.00	6.20
Total from
investment operations	2.44		(3.02)	(7.37)	7.58	3.87	6.09

LESS DISTRIBUTIONS:
From net realized gain	—		—	(3.20)	(0.98)	(0.22)	—
Distribution in excess	—		—	(0.19)	—	—	—
Total distributions	—		—	(3.39)	(0.98)	(0.22)	—
Paid-in capital
from redemption
fees (Note 2)	—	**	— **	— **	— **	— **	— **
Net asset value,
end of period/year	$25.00		$22.56	$25.58	$36.34	$29.74	$26.09
Total return	10.82	%+	(11.81)%	(22.39)%	25.96%	14.89%	30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$519.4		$468.7	$485.7	$600.8	$384.0	$177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.92	%^	0.94%	0.92%	0.92%	0.95%	0.98%
After fees waived/recouped
and expenses absorbed	0.92	%^	0.94%	0.92%	0.93%	0.95%	0.95%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.60	)%^	(0.58)%	(0.67)%	(0.50)%	(0.55)%	(0.63)%
After fees waived
and expenses absorbed	(0.60	)%^	(0.58)%	(0.67)%	(0.51)%	(0.55)%	(0.60)%
Portfolio turnover rate	51	%+	123%	135%	121%	109%	138%

*	Fund commenced operations on October 1, 2004.
**	Less than $0.01 per share.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended		Year Ended		Period Ended
	March 31, 2010		September 30,		September 30,
	(Unaudited)		2009	2008	2007*
Net asset value,
beginning of period/year	$14.42		$15.73	$21.18	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)		(0.04)	(0.04)	(0.01)
Net realized and unrealized
(loss) gain on investments	1.57		(1.27)	(5.33)	1.19
Total from
investment operations	1.54		(1.31)	(5.37)	1.18

LESS DISTRIBUTIONS:
From net realized gains	—		—	—	—
Distribution in excess	—		—	(0.08)	—
Total distributions	—		—	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	—	**	— **	—	—
Net asset value,
end of period/year	$15.96		$14.42	$15.73	$21.18
Total return	10.68	%+	(8.33)%	(25.47)%	5.90	%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$159.0		$82.4	$42.8	$3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.00	%^	1.15%	1.44%	8.50	%^
After fees waived
and expenses absorbed	0.95	%^	0.95%	0.95%	0.95	%^

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.55	)%^	(0.67)%	(1.05)%	(7.79	)%^
After fees waived
and expenses absorbed	(0.50	)%^	(0.47)%	(0.56)%	(0.24	)%^
Portfolio turnover rate	51	%+	137%	128%	13	%+

*	Fund commenced operations on June 29, 2007.
**	Less than $0.01 per share.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At March 31, 2010, the Funds did not hold fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited) (Continued)

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$509,939,423	$—	$—	$509,939,423
Short-Term Investment	12,556,508	—	—	12,556,508
Total Investments
in Securities	$522,495,931	$—	$—	$522,495,931

The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$156,686,080	$—	$—	$156,686,080
Short-Term Investment	6,849,005	—	—	6,849,005
Total Investments
in Securities	$163,535,085	$—	$—	$163,535,085

^	See Schedule of Investments for industry breakout.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited) (Continued)

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited) (Continued)

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Funds have determined that there are no subsequent events that would need to be disclosed in the financial statements.

I.
New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the six months ended March 31, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $1,904,176 and $428,490 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended March 31, 2010, the Advisor did not recoup or waive any fees from the TCM Small Cap Growth Fund and waived $27,282 in fees for the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At March 31, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small-Mid Cap Growth Fund that may be reimbursed was $268,826.  At March 31, 2010, the TCM Small Cap Growth Fund had recouped all waived fees.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2010	$ 36,413
September 30, 2011	$102,865
September 30, 2012	$102,266
September 30, 2013	$ 27,282

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited) (Continued)

accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $150 million	$85,000
$150 to $300 million	0.06% of average daily net assets
$300 to $650 million	0.05% of average daily net assets
Over $650 million	0.04% of average daily net assets

Administration fees are based on the collective assets of both Funds.

For the six months ended March 31, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $126,958 and $22,315 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended March 31, 2010, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $4,529 and $4,596 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the TCM Small Cap Growth Fund for the six months ended March 31, 2010, were $237,412,576 and $232,998,691, respectively and for the TCM Small-Mid Cap Growth Fund for the six months ended March 31, 2010, were $113,273,073 and $52,830,339, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2010.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2010 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at March 31, 2010 was as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$412,875,223	$139,734,895
Gross unrealized appreciation	116,068,564	26,501,792
Gross unrealized depreciation	(6,447,856)	(2,701,602)
Net unrealized appreciation	$109,620,708	$23,800,190

(a)	Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at each Fund’s previous fiscal year end.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

For the six months ended March 31, 2010 and the year ended September 30, 2009 there were no distributions.

As of September 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Net unrealized appreciation	$85,608,173	$12,180,623
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated losses	(168,102,983)	(15,302,612)
Total accumulated loss	$(82,494,810)	$(3,121,989)

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility for the purpose of to be used for temporary or extraordinary purposes.  During the six months ended March 31, 2010 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at March 31, 2010.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Semi-Annual Report.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*___ /s/ Robert M. Slotky ___________________
Robert M. Slotky, President

Date     June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ___/s/ Robert M. Slotky ___________________
Robert M. Slotky, President

Date     June 3, 2010

By (Signature and Title)* ___/s/ Patrick J. Rudnick___________________
Patrick J. Rudnick, Treasurer

Date     June 2, 2010

* Print the name and title of each signing officer under his or her signature.